EXHIBIT 4.2

[GRAPHIC]
------------------------------------------------------------------------------------------------------------------------------------

                         NUTRICEUTICALS.COM CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                  48,000,000 AUTHORIZED SHARES $.001 PAR VALUE

[GRAPHIC]                                                                                          [GRAPHIC]
 NUMBER              THIS CERTIFICATE REFLECTS A NAME CHANGE                                        SHARES
 10123               TO DRUGMAX.COM, INC. EFFECTIVE 01/11/00                                       -40,000-

                                                                                                 CUSIP 262240 10 4
                                                                                             -------------------------
THIS CERTIFIES THAT  GARY E. MARKMAN                                                            XXXXXXXXXXXXXXXXXXX
                                                                                             -------------------------
                                                                                                   SEE REVERSE
                                                                                            FOR CERTAIN DEFINITIONS
Is The Owner of ***FORTY THOUSAND***                                                           *40,000********
                                                                                               **40,000*******
                                                                                               ***40,000******
    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF                    ****40,000*****
                                                                                               *****40,000****

                         NUTRICEUTICALS.COM CORPORATION

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.


Dated:  04/04/2000


                                              [GRAPHIC]
/s/ William L. LaGamba               NUTRICEUTICALS.COM CORPORATION                  /s/ Stephen M. Watters
        SECRETARY                              CORPORATE                                    PRESIDENT
                                                 SEAL
                                                NEVADA

                                                                                COUNTERSIGNED AND REGISTERED:
                                                                                       American Securities Transfer & Trust, Inc.
                                                                                                  P.O. Box 1596
                                                                                              Denver, Colorado 80201

                                                                                By /s/ not legible
                                                                                   -------------------------------------------------
                                                                                   Transfer Agent & Registrar Authorized Signature
------------------------------------------------------------------------------------------------------------------------------------

                         NUTRICEUTICALS.COM CORPORATION

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      - as tenants in common                     UNIF GIFT MIN ACT -.....Custodian...
TEN ENT   -as tenants by the entireties                                    (Cust) (Minor)
JT TEN    -as joint tenants with right of                  under Uniform Gifts to Minors
           survivorship and not as tenants                 Act......................
           in common                                                (State)


    Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

For Value Received,_______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[              ]

         THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND THEY MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS AND UNTIL REGISTERED UNDER THE ACT, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  ________________________



              __________________________________________________________________

              __________________________________________________________________
              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.